[AIR PRODUCTS LOGO]
      Memorandum
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     To:       R. SULLAM                       Location:   PRESIDENT

     From:     L V BROESE VAN GROENOU          Location/   VP HR & PROCUREMENT
                                               Telephone:  9901/H3
     Date:     01.07.97

     Subject:  THE MECHANICS OF YOUR PENSION

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     cc:  R. Blamey

     Further to our most recent discussions, I am writing to clarify the mechanics of your pension arrangements. As indicated in the correspondence of 09/06/97 your entitlement is based on:

       o 40 years service at the age of 60
       o Using your final year's salary as the base
       o Plus the benefits earned by a special contribution made on your behalf in 1983
       o Less the French points pension
       o In addition you will receive a UK "old age" pension from age 65

     As your entitlement is therefore defined and agreed, what remains is to describe the events leading up to your anticipated retirement date:

     1. Every year Richard Blamey will inform the insurance company AG what the amount is they need to accrue. In his calculation he will need to check your latest salary as well as the French pension offset. On the basis of this information AG will inform Air Products what contribution is required.

     2. In the year leading up to retirement we will assist you in establishing your exact entitlement to French Social Security. In our experience the domicile of the recipient is not an issue.

     3. On the retirement date, all the components will be available to determine the sources of your pension. As the total entitlement is "fixed" your only decision will be to determine whether a lump sum or an annuity from the Belgian plan is the optimum solution for you.

     If you have further detailed questions, I will make arrangements with Richard Blamey to discuss these with you.

     Regards

     /s/ L V Broese van Groenou

     L V BORESE VAN GROENOU
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